SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 22, 2005

COMMISSION FILE NUMBER 0-21061

SP Holding CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	58-2044990
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

2361 Campus Drive Suite 101

Irvine, CA 92612

(941) 907-2361

(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA

CODE, OF REGISTRANT’S PRINCIPAL EXECUTIVE OFFICES)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

On July 22, 2005, the Company received aggregate proceeds of $210,000 for four Promissory Note agreements between the Company and certain of its shareholders. Three notes are in the principal amount of $50,000 and one note is in the principal amount of $60,000, each of the four notes mature on September 30, 2005 and bear interest at 8% per annum.

Form of Promissory Note Agreements will be filed with the Company’s Form 10Q to be filed on or about August 15, 2005.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPEEDCOM WIRELESS CORPORATION

By:	/s/ Mark Schaftlein
Mark Schaftlien
Chief Financial Officer

Date: July 28, 2005